SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                           Date of Report: May 5, 2003


                         THE MCGRAW-HILL COMPANIES, INC.
                         ------------------------------

             (Exact Name of Registrant as specified in its charter)


New York                            1-1023                   13-1026995
--------                            ------                  -----------
(State or other                  (Commission                (IRS Employer
jurisdiction of                    File No.)               Identification No.)
incorporation or
organization)



              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 512-2564
                                 --------------
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure
------- ------------------------

     Pursuant to Regulation FD, the Registrant hereby furnishes materials which are, concurrently with the filing of this Report on Form 8-K, being sent to certain investors of the Registrant as a follow-up to information publicly disclosed by the Registrant on its 2003 First Quarter Earnings Conference Call which was held on April 29, 2003.

Item 7. Exhibits
------- ---------

     (99) Materials sent to certain investors of the Registrant as a follow-up to information publicly disclosed by the Registrant on its 2003 First Quarter Earnings Conference Call which was held on April 29, 2003.

                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              THE McGRAW-HILL COMPANIES, INC.

                                          By:
                                               ------------/s/---------------
                                                     Kenneth M. Vittor
                                                Executive Vice President and
                                                     General Counsel



Dated:  May 5, 2003

                                INDEX TO EXHIBITS



Exhibit Number

     (99) Materials sent to certain investors of the Registrant as a follow-up to information publicly disclosed by the Registrant on its 2003 First Quarter Earnings Conference Call which was held on April 29, 2003.

May 5, 2003

Dear Investors:

As a follow-up to the 2003 First Quarter Earnings Conference Call, which was held on April 29, 2003, we thought it would be helpful to provide the following information.

With respect to the sale of S&P ComStock in February 2003, the first quarter 2003 and 2002 results from S&P ComStock operations were excluded from the Financial Services segment and reported in the consolidated statement of income in a section entitled "Discontinued operations." Since the sale of S&P ComStock occurred in February 2003, there will be no further operating results associated with S&P ComStock in 2003. The 2003 and 2002 revenue by quarter for S&P ComStock is shown below.

(000's)                           2002         2003
                                  ----         ----
S&P ComStock Revenue
   1st-Q                         $16,109      $11,076
   2nd-Q                         $16,129          -
   3rd-Q                         $16,404          -
   4th-Q                         $16,734          -
                                 -------      -------
Total S&P ComStock Revenue       $65,376      $11,076
                                 =======      =======

Results from MMS International, which was divested in September 2002, will continue to be included in the Financial Services segment. Revenue for MMS International in 2002 by quarter is shown below.


(000's)                                          2002        2003
                                                 ----        ----
 MMS International Revenue
   1st-Q                                        $ 9,344     $  -
   2nd-Q                                        $ 9,040        -
   3rd-Q                                        $ 6,469        -
   4th-Q                                        $     -        -
                                                -------     -------
Total MMS International Revenue                 $24,853     $  -
                                                =======     =======

The following table sets forth certain information which was discussed on the Earnings Conference Call with respect to the Global Transformation Project (GTP) and deferred spending on all technology products for 2002, the first quarter of 2003 and an estimate for 2003.

(000's)                     GTP           All Technology Projects      GTP
                      Deferred Spending     Deferred Spending        Expensed

Full Year 2002             $36,300             $  55,477             $ 21,500
First Quarter 2003         $     -             $   7,742             $  7,600
Full Year Estimate 2003    $14,000             $  75,000             $ 20,000


The forward-looking statements in this letter involve risks and uncertainties and are subject to change based on various important factors, including worldwide economic, financial and political conditions, the pace of recovery in the economy and the health of the education market.



Sincerely,




--------/s/-----------
  Donald S. Rubin
Senior Vice President
 Investor Relations